Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures
Fair Value

Note 9. Fair Value Measurements

The fair value of an asset is defined as the exit price, which is the amount that would either be received when an asset is sold or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The guidance establishes a three-tier fair value hierarchy based on the inputs used in measuring fair value. These tiers are: Level 1, for which quoted market prices for identical instruments are available in active markets, such as money market funds, equity securities and U.S. Treasury securities; Level 2, for which there are inputs other than quoted prices included within Level 1 that are observable for the instrument, such as certain derivative instruments including interest rate caps and swaps; and Level 3, for securities that do not fall into Level 1 or Level 2 and for which little or no market data exists, therefore requiring us to develop our own assumptions.

Items Measured at Fair Value on a Recurring Basis

Our CCMT investment was fully matured at December 31, 2012. We received approximately $13.0 million related to the return of our investment as a result of the repayment of principal on certain mortgages included in the trust. At December 31, 2011, the fair value of our CCMT investment was $12.8 million. We did not have any other significant items measured at fair value on a recurring basis at December 31, 2012 and 2011.

Our other financial instruments had the following carrying values and fair values as of the dates shown (in thousands):

		December 31, 2012		December 31, 2011
	Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-recourse debt (a)	3	$1,644,180	$1,656,684	$1,715,779	$1,718,375
Line of credit	3	143,000	143,000	227,000	227,000
Notes receivable (a)	3	43,394	44,363	55,494	57,025

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  We determined the estimated fair value of our other financial instruments using a discounted cash flow model with rates that take into account the credit of the tenant/obligor and interest rate risk. We also considered the value of the underlying collateral, taking into account the quality of the collateral, the credit quality of the tenant/obligor, the time until maturity, and the current market interest rate.

We estimated that our remaining financial assets and liabilities (excluding net investments in direct financing leases) had fair values that approximated their carrying values at both December 31, 2012 and 2011.

Items Measured at Fair Value on a Non-Recurring Basis

We perform an assessment, when required, of the value of certain of our real estate investments. As part of that assessment, we determine the valuation of these assets using widely accepted valuation techniques, including expected discounted cash flows or an income capitalization approach, which considers prevailing market capitalization rates. We review each investment based on the highest and best use of the investment and market participation assumptions. We determined that the significant inputs used to value these investments fall within Level 3. As a result of our assessments, we calculated impairment charges based on market conditions and assumptions that existed at the time. The valuation of real estate is subject to significant judgment and actual results may differ materially if market conditions or the underlying assumptions change.

The following table presents information about our other assets that were measured on a fair value basis (in thousands):

	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
	Total Fair Value	Total Impairment	Total Fair Value	Total Impairment	Total Fair Value	Total Impairment
	Measurements	Charges	Measurements	Charges	Measurements	Charges
Impairment Charges From
Continuing Operations:
Net investments in properties (a)	$5,403	$4,163	$85,462	$7,515	$17,295	$2,835
Net investments in direct financing leases (a)	7,200	303	136,934	2,317	38,252	6,759
Equity investments in real estate (b)	4,587	6,879	5,685	3,833	1,226	1,046
Intangible assets	1,497	1,375	-	-	949	-
	$18,687	$12,720	$228,081	$13,665	$57,722	$10,640

Impairment Charges From
Discontinued Operations:
Net investments in properties (a)	$10,598	$6,609	$50,614	$13,341	$-	$-
Net investments in direct financing leases (a)	-	-	2,310	41	1,313	214
Intangible assets	5,027	3,608	1,555	449	-	-
	$15,625	$10,217	$54,479	$13,831	$1,313	$214

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  The fair value measurements for Net investments in properties and Net investments in direct financing leases were developed by third-party sources, subject to our corroboration for reasonableness, or are based on a purchase and sale agreement for a potential sale of a property that has not yet been consummated. There can be no assurance that any such sale will occur.
  The fair value measurements for Equity investments in real estate were determined by our advisor, relying in part on the estimated fair value of the underlying real estate and mortgage debt, both of which were provided by a third party. The fair value of real estate was determined by reference to portfolio appraisals that determined their values on a property level. The portfolio appraisals apply a discounted cash flow analysis to the estimated net operating income for each property during the remaining anticipated lease term, and the estimated residual value of each property from a hypothetical sale of the property upon expiration of the lease. The proceeds from a hypothetical sale were derived by capitalizing the estimated net operating income of each property for the year following lease expiration after considering the re-tenanting of such property at estimated then-current market rental rate, at a selected capitalization rate, and deducting estimated costs of sale.

The discount rates and residual capitalization rates used to value the properties were selected based on several factors, including the creditworthiness of the lessees, industry surveys, property type, location and age, current lease rates relative to market lease rates, and anticipated lease duration. In the case where a tenant had a purchase option deemed by the appraiser to be materially favorable to the tenant, or the tenant had long-term renewal options at rental rates below estimated market rental rates, the appraisal assumed the exercise of such purchase option or long-term renewal options in its determination of residual value. Where a property was deemed to have excess land, the discounted cash flow analysis included the estimated excess land value at the assumed expiration of the lease, based upon an analysis of comparable land sales or listings in the general market area of the property grown at estimated market growth rates through the year of lease expiration. For those properties that were currently under contract for sale, the appraised value of the portfolio reflected the current contractual sale price of such properties.

Real estate valuation requires significant judgment. We determined the significant inputs to be Level 3 with ranges for the underlying real estate and for our Equity investments in real estate as follows:

  discount rates applied to the estimated net operating income of each property ranged from approximately 3.5% to 15.3%, with a weighted-average discount rate of 9.5%;
  discount rates applied to the estimated residual value of each property ranged from approximately 6.0% to 13.3%, with a weighted-average discount rate of 9.5%;
  residual capitalization rates applied to the properties ranged from approximately 7.0% to 12.5%, with a weighted-average capitalization rate of 8.1%. The fair value of such property-level debt was determined based upon available market data for comparable liabilities and by applying selected discount rates to the stream of future debt payments; and
  discount rates applied to the future property-level debt for valuing equity investments ranged from approximately 2.0% to 8.6%, with a weighted-average discount rate of 5.1%, excluding situations where fair value of assets was estimated to be lower than the outstanding balance of property-level debt, and thus debt was capped at value of assets securing it, as the loans are non-recourse.

No illiquidity adjustments to the Equity investments in real estate were deemed necessary as the investments are held with affiliates and do not allow for unilateral sale or financing by any of the affiliated parties. Furthermore, the discount rates and/or capitalization rates utilized in the appraisals also reflect the illiquidity of real estate assets. Lastly, there were no control premiums contemplated as the investments were in individual underlying real estate and debt, as opposed to a business operation.